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Gores Holdings II Verra Mobility Investor Presentation September 2018

DISCLAIMER Confidentiality The information in this presentation is highly confidential. The distribution of this presentation by an authorized recipient to any other person is unauthorized. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibite d. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by Gores Holdings II, Inc. (“Gores”) and Ver ra Mobility Corporation (“Verra Mobility”) and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting deli very of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. Use of Projections This presentation contains financial forecasts with respect to Verra Mobility’s projected Pro Forma Adjusted Revenue, Free Cash Flow, EBITDA and Pro Forma Adjusted EBITDA for Verra Mobility’s fiscal years 2018 through 2020. Neither Gores’ independent auditors, nor the independent registered public accounting firm of Verra Mobility, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the pu rpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial informat ion. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Gores or Verra Mobility or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Forward Looking Statements This presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United Stat es Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “projec t” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matte rs. Such forward looking statements include projected financial information. Such forward looking statements with respect to reve nues, earnings, performance, strategies, prospects and other aspects of the businesses of Gores, Verra Mobility or the combined company after completion of any proposed business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the inability to complete the transactions contemplated by the proposed business combination; (2) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) costs related to the proposed business combination; (4) changes in applicable laws or regulations; (5) the possibility that Verra Mobility or Gores may be adversely affected by other economic, business, and/or competitive factors; and (6) other risks and uncertainties indicated from time to time in the final prospectus of Gores, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by Gores. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. Neither Gores nor Verra Mobility undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Industry and Market Data In this presentation, Verra Mobility relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Verra Mobility obtained this information and statistics from third-party sources, including reports by market research firms. Verra Mobility has supplemented this information where necessary with information from discussions with Verra Mobility customers and its own internal estimates, taking into account publicly available information about other industry participants and Verra Mobility’s management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), Pro Forma Adjusted EBITDA, Free Cash Flow, Free Cash Flow Margin and Pro Forma Adjusted Revenue. Pro Forma Adjusted EBITDA is defined as EBITDA, as adjusted as described in this presentation for historical costs and estimated cost savings and synergies. Free Cash Flow is defined as EBITDA minus capital expenditures and Free Cash Flow Margin is defined as Free Cash Flow divided by revenue. Pro Forma Adjusted Revenue adjusts revenue for non-cash amortization of contract incentive and certain pre-acquisition results. You can find the reconciliation of these measures to the nearest comparable GAAP measures elsewhere in this presentation. Verra Mobility believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Verra Mobility’s financial condition and results of operations. Verra Mobility’s management uses these non-GAAP measures to compare Verra Mobility’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and Verra Mobility’s board of directors. Verra Mobility believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Verra Mobility does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of Verra Mobility included in this presentation may not be directly comparable to similarly titled measures of other companies. Additional Information In connection with the proposed Business Combination between Verra Mobility and Gores, Gores intends to file with the SEC a preliminary proxy statement and will mail a definitive proxy statement and other relevant documentation to Gores stockholders. This Investor Presentation does not contain all the information that should be considered concerning the propos ed Business Combination. It is not intended to form the basis of any investment decision or any other decision in respect to the proposed Business Combination. Gores stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto, and the definitive proxy statement in connection with Gores’ solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed Business Combination because these materials will contain important information about Verra Mobility, Gores and the proposed transactions. The definitive proxy statement will be mailed to Gores stockholders as of a record date to be established for voting on the proposed Business Combination when it becomes available. Stockholders will also be able to obtain a copy of the preliminary proxy statement and definitive proxy statement once they are available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: Gores Holdings II, Inc., c/o The Gores Group LLC, 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (jchou@gores.com). This Investor Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. Participants in the Solicitation Gores and its directors and officers may be deemed participants in the solicitation of proxies of Gores stockholders in conne ction with the proposed business combination. Gores stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Gores in Gores’ Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 14, 2018. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Gores stockholders in connection with the proposed transaction will be set forth in the proxy statement for the transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transactio n will be included in the proxy statement that Gores intends to file with the SEC. 2 VERRA MOBILITY

PRESENTERS AND SENIOR LEADERSHIP founder-owned companies to Director, Bank of America 3 VERRA MOBILITY Note: Gores Holdings II is a separate entity from The Gores Group. The Gores Group makes no representations regarding the information contained herein, nor should this information be considered if making an investment decision with regard to The Gores Group and its affiliated funds/family office operations. • Consulting experience with a history of partnering with drive growth and innovation • Joined Verra Mobility in 2014 • Previously President and CEO, BillingTree and Managing Merrill Lynch • Former President and CEO, Equity Methods • History of financial discipline to create shareholder value • Joined Verra Mobility in 2015 • Former Co-President and CFO, Origami Owl • Former CFO, RSC Equipment Rental (NYSE: RRR) • Chairman of Gores Holdings II • Founder, Chairman and CEO of The Gores Group • More than 35 years of experience as entrepreneur, operator and private equity investor • Has invested in more than 100 portfolio companies through varying macroeconomic environments • CEO of Gores Holdings II • Previously CEO of Gores Holdings, Inc. and Board member of Hostess Brands, Inc. • Member of The Gores Group Investment Committee and previously President of Gores’ worldwide operations • Served as Executive Chairman and/or CEO of several Gores Group portfolio companies David Roberts CEO, President Tricia Chiodo CFO Alec Gores Sponsor / Director Mark Stone Sponsor / Director Gores Holdings II Verra Mobility

OVERVIEW OF GORES HOLDINGS II AND PLATINUM EQUITY • Founded in 1995, headquartered in Beverly Hills with principal offices in New York, Greenwich, Boston, London and Singapore • Success to date on debut SPAC, Gores Holdings, and its acquisition of Hostess Brands (NASDAQ: TWNK) • $13bn in AUM; closed fourth fund with $6.5bn • Completed more than 200 acquisitions • Current portfolio includes approximately 40 companies representing over $19bn in revenue • 30-year track record of successful investments across multiple sectors Three active funds: $1.3bn GCP II, $2.1bn GCP III, $300mm GSC Completed more than 120 acquisitions Experienced team of ~30 professionals HQ in Los Angeles with offices in Boulder and Greenwich • Strong history of acquiring market-leading businesses and creating long-term, sustainable value through organic growth, M&A and operational improvements • • • • 4 VERRA MOBILITY Note: Gores Holdings II is a separate entity from The Gores Group. The Gores Group makes no representations regarding the information contained herein, nor should this information be considered if making an investment decision with regard to The Gores Group and its affiliated funds/family office operations. The Gores Group Heritage Platinum Equity Gores Holdings II and The Gores Group Heritage

VERRA MOBILITY BOASTS A STRONG COMPETITIVE POSITIONING, ATTRACTIVE FINANCIAL PROFILE AND CLEAR PATH FOR GROWTH  #1 in Tech-Enabled Smart Transportation Solutions for Tolling & Fleet and Safety Automations  Competitive Advantage Driven by a Compelling, Multifaceted and Durable Value Proposition to Customers and Consumers  Contracted and Long-Dated Relationships with Marquee RAC and FMC Customers  Critical Partner to Municipalities and Law Enforcement in their Effort to Promote Public Safety while Alleviating Budget Constraints  Highly Recurring and Predictable Revenue Stream with Best-in-Class ~60% EBITDA Margins and ~85% Free Cash Flow Conversion  Multiple Levers for Sustained, Organic Growth Across Existing and New Categories within Domestic and International Markets  Scalable Platform for Accretive Tuck-In Acquisitions Globally  Proven Management Team with a Track Record of Operational Excellence, Financial Performance and Ongoing Product Innovation 5 VERRA MOBILITY

AGENDA I. Business Overview II. Growth Overview III. Projections IV. Transaction Summary 6 VERRA MOBILITY

I. Business Overview VERRA MOBILITY

B U S I N E S S O V E R V I E W ATS HAS REBRANDED TO BETTER ALIGN TO ITS VISION… (1) …TO BE THE GLOBAL LEADER IN SMART MOBILITY SOLUTIONS 8 VERRA MOBILITY (1) Verra Mobility was formed through the combination of ATS, HTA and EPC, a European business. The financial information disclosed in this presentation is done on a pro forma basis as if all the companies has been owned throughout the historical periods presented.

B U S I N E S S O V E R V I E W LEADING PROVIDER OF TECH-ENABLED SMART TRANSPORTATION SOLUTIONS THAT CUSTOMERS OFFER SAFETY, CONVENIENCE AND VALUE TO ITS Pro Forma Adj. Revenue(1) ($ in millions) $373 $349 $333 $18 $10 2015 2016 2017 Product 2018E Services Pro Forma Adj. EBITDA and Margin (%)(2) ($ in millions) (3) $219 $184 $120 2015 2016 2017 2018E (1) (2) (3) See the appendix for a reconciliation of revenue to Pro Forma Adjusted revenue. See the appendix for a reconciliation of net income to Pro Forma Adjusted EBITDA. Includes $10mm of Pro Forma adjustments for actions taken during 2018, but not yet realized. 9 VERRA MOBILITY 8.5 million violations processed on behalf of photo enforcement clients annually $159 $209 59% 53% 48% 41% ~165 million toll transactions processed annually 4,000+ speed, red light and school bus stop safety cameras installed #1 Provider of toll management to rental car companies (“RAC”) and fleet management companies (“FMC”) in North America $371 $2 $345 $4 $296 $315 $286 #1 Provider of road safety cameras in the U.S., partners with ~200 jurisdictions and school districts Financials Company Overview

B U S I N E S S O V E R V I E W DIVERSE PRODUCT REVENUE PORTFOLIO WITH HIGHLY RECURRING SERVICE red lights, speeding, school Financials 10 VERRA MOBILITY Market Position • #1 in red light • 46% market share • #1 in school bus • 48% market share • #1 in speed • 55% market share • #1 player for rental car fleets focused on scalable national platform • #1 solution for fleet vehicle owners in the U.S. • #1 in passenger vehicle toll management for RAC and fleet (only regional players remain) Customers • New York City • Seattle • Washington D.C. • Austin • Chicago • Atlanta • Hertz • Fox Rent A Car • United Rental Systems • Advantage Rent A Car • Ace Rent A Car • Element • Hertz • City of Westminster • Transport for London • Highways Agency • Fox Rent A Car • Gemeente Rotterdam • Avis • Budget • Hertz • Silvercar • Enterprise • Sixt 2017 Services • Services revenue: $137mm • ‘15A – ‘17A CAGR: 4% • % of total services rev. = 40% • Services revenue: $11mm • ‘15A – ‘17A CAGR: 5% • % of total services rev. = 3% • Services revenue: $28mm • ‘15A – ‘17A CAGR: 1% • % of total services rev. = 8% • Services revenue: $169mm • ‘15A – ‘17A CAGR: 18% • % of total services rev. = 49% Description • Market leader for providing traffic safety technology to government clients • Primary products include enforcement technology for buses and city bus lanes • Service provider for high volume, quick, automated title & registration services • Direct DMV connections for electronic Title and Registration processing • Processes vehicle-issued violations incurred by fleet / rental drivers • Integrates with issuing authorities domestically and internationally to transfer liability or bill violators • Enables fleet / rental drivers to use cashless toll lanes and all-electronic tollways • Manages fleet toll programs, saving time and money Red Light, Speed and Bus Violations Title and Registration Toll Management Tolling & Fleet Safety Automations 60% of Services Revenue 40% of Services Revenue

B U S I N E S S O V E R V I E W EXTENSIVE GEOGRAPHIC REACH IN THE U.S. AND NOW ACROSS EUROPE WITH THE ACQUISITION OF EURO PARKING COLLECTION “EPC” 11 VERRA MOBILITY Represents coverage of customers European Violations Collection Speed • Representing more than 450 issuing organizations in 15 European countries • Accessing 30 Vehicle Licensing Authorities in Europe and issuing notifications to more than 130 countries • Speed = 11 states and the District of Columbia Global Coverage Tolling & Fleet Safety Automations Toll Management Violations Red Light • Tolling Management = 24 states • Connected to 50+ tolling authorities • Violations Management = 50 states • Red Light = 16 states, the District of Columbia and 1 Canadian province

B U S I N E S S O V E R V I E W DIFFERENTIATED LIABILITY MANAGEMENT TOOL FOR RAC AND FMC’S Toll Management Violations Title and Registration RAC FMC RAC & FMC RAC & FMC minimizing delinquencies for each violation administrative costs 12 VERRA MOBILITY Description • A transaction fee per initial title and registration or registration renewal • Data management fees • Other fees for services such as rental car stickers, state transfers, title transfers, international registration plan for trucks and title corrections • VioLogics electronically processes toll, parking and photo enforcement violations incurred by fleet and rental drivers • Works with hundreds of issuing authorities to transfer liability or bill the responsible party (i.e. the driver, not the owner) • Reduces violation-related expenses and late fees by maximizing company’s ability to transfer liability and • Verra Mobility charges processing and servicing fees • TollGuard prevents most toll violations a commercial fleet driver incurs when their primary toll program fails due to driver or transponder error • Automatically pay any tolls received on enrolled vehicles, thus preventing violations & paper work • Verra Mobility bills the customer directly for the cost of the tolls incurred, plus an administrative fee for each toll processed • Saves fleets ~50% – 80% on toll violation costs, saves on cost recovery time and reduces • Structured two different ways: • Rental Agreement Day Pricing • Renter is charged a daily fee to use the product, plus must pay tolls incurred. Verra Mobility splits daily fee with RAC and captures the spread between electronic and cash rates • All-inclusive Pricing • Renter pays a flat fee per day, regardless of how many tolls incurred • Verra Mobility earns ancillary income for back office processing and management Product Tolling & Fleet

B U S I N E S S O V E R V I E W VERRA MOBILITY EMPOWERS MUNICIPALITIES, SCHOOL DISTRICTS AND LAW ENFORCEMENT AGENCIES TO ENHANCE PUBLIC SAFETY Red Light Speed School Bus Crossing Bus Lane Mobility Large Cities Large Cities / School Districts School Districts Large Cities contracts containing floors 13 VERRA MOBILITY • Majority of income is based on incident count, with some • Variable structure typically achieves faster paybacks and higher revenue, as Verra Mobility’s cameras consistently perform well • Agreed upon fixed monthly fee paid to Verra Mobility for its services • These contracts allow for the most predictable revenue streams Economic Model Variable Contract Fixed Contract Integrated Technology • Once a violation is caught on camera, Verra Mobility’s proprietary system, AXSIS, processes the footage and connects the vehicle and DMV information, which is then forwarded to the municipality to issue a citation • Verra Mobility manages the printing, mailing, processing and payment of the citation, while billing the municipality monthly • Verra Mobility also earns ancillary income for back office processing and payment administration Safety Automations Product • Captures images / video of vehicles violating bus lane restrictions • Captures images / videos of vehicles passing stopped school buses with extended stop arms • Captures images / video of vehicles exceeding posted speed limits • Captures images / video of vehicles running red lights

B U S I N E S S O V E R V I E W VERRA MOBILITY HAS STRENGTHENED ITS COMPETITIVE POSITION, FINANCIAL PROFILE AND IS POISED FOR SIGNIFICANT GROWTH 1 2 3 4 5 6 14 VERRA MOBILITY Developed New Technological Capabilities In 2018, new solutions launched will include: consumer tolling (aka “Peasy”) (opening up a large TAM), handheld LIDAR and ALPR partnered solutions Expand Total Addressable Market EPC acquisition opened up a new growth opportunity in Europe Cost Savings / Margin Expansion Verra Mobility has increased EBITDA margins from 37% in 2016 on a standalone basis to 59% projected in 2018E on a pro forma basis Diversification Diversification of risk across a broader portfolio of customers Scale Verra Mobility has increased EBITDA from $87mm in 2016 on a standalone basis to $219mm projected in 2018E on a pro forma basis Consolidated the Market Verra Mobility + HTA combined to create the #1 player in both Safety Automations and Tolling & Fleet

B U S I N E S S O V E R V I E W INVESTMENT HIGHLIGHTS 1 Market leader with highly differentiated and proprietary platforms 2 Sustainable competitive advantage in the marketplace 3 Contracted recurring revenue business model 4 Strong revenue growth and robust margins 5 Experienced management team with a track record of success 15 VERRA MOBILITY

B U S I N E S S O V E R V I E W 1 MARKET LEADER WITH HIGHLY DIFFERENTIATED AND PROPRIETARY PLATFORMS #1 RAC & FMC Toll Transaction Processing #1 Red Light Safety #1 Speed Safety #1 School Bus Safety 16 VERRA MOBILITY Automating Smarter Transportation Automating Safer Transportation …supported by the most comprehensive product portfolio in the industry Leading positions in product areas…

B U S I N E S S O V E R V I E W 2 SUSTAINABLE COMPETITIVE ADVANTAGE IN THE MARKETPLACE  Superior scale • Manages more than 6mm vehicles for the largest rental car and fleet management companies Processes more than ~165 million toll transactions annually Have 4,000 cameras installed across 200 jurisdictions and school districts • • Renters / Violators Tolling Authorities  Superior service, contribution and integration with customers • Simplify transaction processing for customers with the 50+ Tolling Authorities and 400 Issuing Authorities Government and commercial customers depend on Verra Mobility’s substantial revenue contribution For most customers, Verra Mobility is highly integrated with their systems and provide end-to-end solutions, which limit their dedicated support resources • Rental Car Companies •  Broadest product portfolio • CrossingGuard, Speed, Bus Lane, Red Light, Tolling, Violations, Title and Registration, Consumer (aka “Peasy”)  Strong patent portfolio and proprietary technologies • All-inclusive pricing, transponder shield box, video speed detection and patents pending related to consumer toll products (aka “Peasy”) and hand-held speed photo enforcement technology  Regulatory and legislative expertise State / Local Governments Police Municipalities / Schools 17 VERRA MOBILITY Verra Mobility Brings Value to its Customers Through a Unique Combination of Technology, People and Process Expertise Verra Mobility is Critical to the Ecosystem Competitive Advantage

B U S I N E S S O V E R V I E W 3 CONTRACTED RECURRING REVENUE BUSINESS MODEL • • • • • Large installed base provides recurring revenue Multiple year contracts with core customers High retention rate of 97% of cameras for Safety Automations Approximately 80% of revenue is contracted through 2020 and beyond(1) Verra Mobility has contracts with the three largest U.S. RAC’s • Two of the three contracts expire in 2021 and the other is not due to expire until 2024 Average annual revenue per red light camera of +$46,200 and +$53,000 per speed camera unit • Safety camera payback period of <18 months • On average, Verra Mobility generates between $7.40 and $9.00 of revenue per rental agreement through multiple attractive pricing models • Total Tolling & Fleet Safety Automations Non-recurring 3% Non-recurring 3% Non-recurring 3% Recurring 97% Recurring 97% Recurring 97% 18 VERRA MOBILITY (1) Based on 2017 service revenue and contract terms as of December 31, 2017. Note: two safety contracts have been recently extended past 2020 and are awaiting execution. 2018E visibility: 96.8% 2018E visibility: 99.5% 2018E visibility: 97.9% Recurring Revenue Profile Attractive Unit Economics Contracted Recurring Revenue Model Commentary

B U S I N E S S O V E R V I E W 4 STRONG REVENUE GROWTH AND ROBUST MARGINS Strong Pro Forma Adj. Revenue Growth ($ in millions) • The Company has grown services revenue at near double digits the past few years $349 $333 • Expectation is for continued high single digit growth • With a stronger product offering today vs. two years ago, Verra Mobility feels confident in its ability to capture additional market share 2015 2016 2017 Services Product Sustained Profitability and High Cash Flow Conversion • Scalable technology platform provides operating efficiencies ($ in millions) $184 • Pro forma margin profile improvement driven by growth in tolling segment $159 $156 $140 2015 2016 2017 • Declining camera costs align with the trend in consumer electronics (1) EBITDA FCF Pro Forma Adj. EBITDA Margin / FCF Conversion • Minimal incremental capital expenditure spend as a result of the acquisitions drives increase in FCF conversion 41% 87% 48% 88% 53% 85% 19 VERRA MOBILITY (1) Free Cash Flow defined as (Pro Forma Adjusted EBITDA – CapEx). Strong Cash Flow Generation $120$105 Expanding Margins $345 $4 $296 $10 $18 $315 $286 Consistent Revenue Growth Financial Profile Commentary

B U S I N E S S O V E R V I E W 5 EXPERIENCED MANAGEMENT TEAM WITH A TRACK RECORD OF SUCCESS • Holds a BTECHND degree in Business Management growth companies relationships • Held service and business management roles at Equity Methods, PricewaterhouseCoopers 20 VERRA MOBILITY Liz Caracciolo, EVP, Government Solutions • Client-facing and business development experience with a history of increasing the lifetime value of client • Joined Verra Mobility in 2015 development, and account BillingTree and Bank of America Merrill Lynch Vincent Brigidi, EVP, Emerging Markets • Over 18 years of experience in the fleet industry • Recently President and COO of CEI leading a team of nearly 240 responsible for the management of 600,000 fleet vehicles and 118,000 drivers subscribed to CEI’s DriverCare™ solution • Joined Verra Mobility in 2014 • Began his career at Jim Goetz, Chief Information Officer • Over 30 year experience delivering industry-leading applications, advanced analytics, enterprise program management, scalable infrastructure, security, and large media storage capabilities • Recently President and COO of Alta Resources and CIO and General Manager at Convergys Corporation Rebecca Kozloff Collins, General Counsel • Former commercial litigator at Steptoe & Johnson • Over 16 years of in-house legal experience at large, small, public and private companies (such as Motorola, General Dynamics, NJOY and Contractor Management Services), including roles as Chief Compliance Officer • Extensive experience with M&A, class actions / litigation management, IP management, government relations & employment & labor law Jon Routledge, EVP, Commercial Fleet Services • 20+ years of leadership experience specializing in developing sales initiatives, marketing, strategic planning and process improvement • Extensive experience in freight and logistics • Former Vice President of Sales at DHL Express Tricia Chiodo CFO • History of financial discipline to create shareholder value • Joined Verra Mobility in 2015 • Former Co-President and CFO, Origami Owl • Former CFO, RSC Equipment Rental (NYSE: RRR) • Experienced in LBO and IPO transactions with high David Roberts CEO, President • Consulting experience with a history of partnering with founder-owned companies to drive growth and innovation • Joined Verra Mobility in 2014 • Previously President and CEO, BillingTree and Managing Director, Bank of America Merrill Lynch • Former President and CEO, Equity Methods

II. Growth Overview VERRA MOBILITY

G R O W T H O V E R V I E W VERRA MOBILITY HAS MULTIPLE LEVERS FOR SUSTAINED GROWTH 1 • An increasing number of toll roads and migration to cashless tolling driving the need for smart technology • Increased focus on traffic safety for drivers, pedestrians, bicyclists and law enforcement 2 • Leveraging existing capabilities into ride-sharing and autonomous vehicles are attractive opportunities • Over-the-Road (“OTR”) market provides a significant and untapped growth opportunity for Verra Mobility 3 • Strong financial profile creates a vehicle for aggressive innovation into broader Smart Transportation with solutions such as (I) electronic license plates / telematics, (II) consumer tolling for autonomous cars and (III) smart city Opportunities include ride sharing company-owned cars / fleets • 4 • Opportunities exist with current clients to expand operations into attractive markets across Europe •Existing Verra Mobility clients alone provide access to over 1 million RAC and European fleet vehicles •Verra Mobility anticipates the European Consumer Tolling & Violations TAM to be approximately two times larger than the U.S. market 5 • Verra Mobility has a targeted pipeline of opportunities globally •Management team has a demonstrated track record of driving synergies from successful accretive acquisitions 22 VERRA MOBILITY Pursue Accretive Acquisitions Expand Globally Expand Platform with New Products Leverage Platform into New End-Markets Benefit From Strong Industry Tailwinds

G R O W T H O V E R V I E W 1 BENEFIT FROM STRONG INDUSTRY TAILWINDS – TOLLING SEGMENT Number of trips per year on tolled roads ($ in billions) However, in 2015, tolls collected in cash dropped to 18% $13.8 tolling 2010 2015 23 VERRA MOBILITY Source: IBTTA, Federal Highway Administration, HNTB Corporation Survey, CDM Smith, Management estimates. Toll Revenue Could be $65 – 70bn by 2030 $9.1 Cashless Tolling • In the last 5 years, many toll roads have gone either partially or completely cashless • In 2010, 29% of all toll revenues were collected in cash. • In the last 5 years, tolling industry experienced a 76% increase in revenues from cashless toll transactions Increase in Toll Roads • 20152020: Look for express lanes to lead the way mostly in high growth urban regions • 20202025: Most remaining states start looking at interstate • 20252030: Look for a sizable increase in interstate tolling driven by funding need Economic Factors • Infrastructure financing remains robust • Private Public Partnerships encouraged by White House • Government investment expected to lead to increased tolling and the introduction of interstate tolling • Sustained low gas prices have remained a tailwind for the industry Toll Revenue 2010  2015 Growth Drivers 5.7bn and crossings in the U.S. $14bn Capital investment over three years by the top 40 U.S. toll facilities operators 35 U.S. states and territories with at least one tolled highway, bridge or tunnel (6,000+ miles of U.S. toll roads) Tolling Industry at a Glance

G R O W T H O V E R V I E W 1 BENEFIT FROM STRONG INDUSTRY TAILWINDS – SAFETY SEGMENT Camera retention rate in 2017 and • Vehicle miles traveled, distracted driving & speed limits are increasing nationally Vision Zero adoption across most major U.S. cities is driving capital investment to make meaningful strides in traffic safety • Distanced from competitors in key buying criteria – program performance and ethical track record Verra Mobility is exceeding market growth through share gains • • • Red Light: Flat growth rate Speed: Low single digit growth rate Crossing Guard: Double digit growth rate • • 24 VERRA MOBILITY Source: Third-party estimates, Management estimates. School Bus Stop Arm Safety Cameras Speed Safety Cameras Red Light Safety Cameras •32 near term targets / RFPs with total annual recurring revenue of ~$18mm Pipeline Verra Mobility Position Market Growth Rates Industry Trends Growth Drivers 97% 90%+ since 2012 >300 Cameras for red light, speed and school bus for which RFPs have been submitted 60% Successfully won 60% of its Safety RFPs in 2017 Safety Industry at a Glance

G R O W T H O V E R V I E W 2 LEVERAGE PLATFORM INTO NEW END-MARKETS • Opportunities include ride-sharing company-owned cars / fleets • OTR companies are typically independently managed with violation management typically performed in-house and Title and Registration handled by small third parties Ride-Sharing • Verra Mobility would also be: • Insulated from market swings between ride-sharing and RACs • Verra Mobility is well positioned to expand into the OTR market given its core processing capabilities, existing technology offerings and leading market reputation • Providing the same valuable service to both car sharing and RACs • The market is largely untapped and expected to remain stable; however, Toll Services has grown at double digits, per annum 3m OTR Trucks in the U.S. • Verra Mobility is currently working with several OEMs to directly connect to the vehicle electronically Autonomous Vehicles • As an already established leader in North America, Verra Mobility could become a first mover in this market ($ in millions) $370 – $410 ll services unfulfilled arket cense and Title nfulfilled market olations management nfulfilled market Current filled market Smart City • Urban enforcement and citation processing solutions would be a natural fit to Verra Mobility’s core competencies $320 – $350 Greenfield Opportunity • The Smart Parking industry is forecasted to grow ~20% by 2019 in the U.S. and has no dominant players • The Commercial Parking industry includes 3,000+ companies with combined annual revenue of ~$8bn 2015 25 VERRA MOBILITY Source: TechNavio, IHS, ITS World, Wall Street research, third party estimates, Management estimates and company data. 140 – 150 To m Li u Vi u 120 – 130 60 – 70 50 – 60 Total Addressable Market New End-Markets

G R O W T H O V E R V I E W 3 EXPAND PLATFORM WITH NEW PRODUCTS Peasy Verra Mobility Street Safe • Allows consumers to benefit from tolling coverage across most of the nation’s toll roads • A handheld speeding camera that enables officers to cite speeders directly from a handheld device Increases both officer productivity and safety Accelerated payback and returns, driven by lower capital investment Positioned for a fast path to market • • • Peasy is a universal tolling product for consumers, simplifying the complexity and hassle of tolling • • To be rolled out in late Q3 2018 Verra Mobility Live View Enroll Your Car Once, Use All The Tolls You Want • Provides real-time visual intelligence and post-incident analysis. Allows law enforcement to retrieve video to support crime-fighting and investigative efforts 1 2 3 4 • Can utilize Verra Mobility’s existing camera base, but also provides opportunity to expand camera base with certain clients Verra Mobility registers you in the Network Snap photo Link payment Drive on! 26 VERRA MOBILITY Verra Mobility Continues to be an Industry Leader in Product and Service Development to Meet the Changing Needs of New and Existing Customers Safety Consumer Tolling

G R O W T H O V E R V I E W 4 EXPAND GLOBALLY Footprint • Founded in 1988 with operations in London and Budapest • 450 customers and only 38 employees • Servicing customers in their contact center in 18 languages and 13 currencies • Connected to 30 Vehicle Licensing Authorities (VLAs) and issuing to more than 130 countries Competition • There is no pan-European competitor; competition is primarily local collection agencies in specific countries or municipalities • These competitors often lack the capabilities or technology to collect across the wide landscape of foreign contraveners (violators) Opportunity in tolling ($ in millions) CAGR: 9.3% $12.6 $11.1 $10.6 2015 2016 2017 EBITDA and Margin ($ in millions) $5.0 $3.8 $4.0 2015 2016 2017 • RACs have all asked separately about capabilities to bring a tolling product to Europe (untapped market) Opportunity in violations 36% 37% 39% Revenue by Segment Revenue by Country • RACs have indicated their desire for a global provider for violations processing Consumer market Serbia Netherlands Congestion charges 6% 1% 2% Croatia 6% Other 3% Parking 22% • Verra Mobility is expanding into the consumer market in the U.S. using its Tolling, Title & Registration and Violations Platforms • EPC opens up access to the European market for Verra Mobility’s consumer offerings UK 36% Ireland 12% Toll Roads 72% Hungary 20% Norway 20% 27 VERRA MOBILITY Note: EPC financial information above is presented in accordance with International Financial Reporting Standards and not presented in accordance with United States Generally Accepted Accounting Principles. Source: TechNavio, ITS World, Wall Street research, third party research and company data. Revenue EPC Financial Profile EPC Summary

G R O W T H O V E R V I E W 5 PURSUE ACCRETIVE MARKETS ACQUISITIONS ACROSS EXISTING AND NEW Growth Potential Synergies End-market Development Connected Car Customer Relationships Technology Cash Flow Management has identified 34 potential acquisition opportunities 28 VERRA MOBILITY Management has a Strong Track Record in Executing M&A, Integrating Acquisitions and Driving Synergies Other 9 targets Parking 8 targets Smart City and 5 targets Title and Registration 4 targets Safety / Fleet 8 targets •Verra Mobility has recently executed on three transactions including Sunshine (2016), HTA (2018) and EPC (2018) •Verra Mobility is constantly evaluating potential future M&A opportunities, which are evaluated based on strategic impact including: Acquisition Criteria Targeted Segments for M&A

III. Projections VERRA MOBILITY

P R O J E C T I O N S VERRA MOBILITY HAS DEMONSTRATED CONSISTENT HIGH-MARGIN REVENUE GROWTH WITH SIGNIFICANT FCF GENERATION ($ in millions)  Transaction processing-based business model with high recurring revenue of 97% and 97% cameras retained upon renewal % Services Growth 10% 10% 7% 10% 10% $452 $412 $373 $349 $333 $296  Attractive revenue model of 7 – 9% organic growth plus consistent acquisition track record 2015 2016 2017 Services 2018E 2019E 2020E  Growth driven by greater penetration, strong industry tailwinds, new customer wins, growing pipeline and improving margins Product ($ in millions)  Diversified solutions platform between Safety and Fleet businesses % Growth 32% 16% 19% 8% 9% $219 (3) $236 $256 $184 $159  Displacing competitors in competing areas of importance $120  Global outlook to explore opportunities in Europe, Brazil and Asia 2015 2016 2017 2018E 2019E 2020E Verra Mobility PF Adjustments (1) (2) (3) See the appendix for a reconciliation of revenue to Pro Forma Adjusted revenue. See the appendix for a reconciliation of net income to Pro Forma Adjusted EBITDA. Includes $10mm of Pro Forma adjustments for actions taken during 2018, but not yet realized. 30 VERRA MOBILITY Source: Company information. $10 57% 57% $209 59% 53% 48% 41% Pro Forma Adj. EBITDA and % Margin(2) $447 $5 $407 $5 $371 $2 $345 $4 $315 $18 $286 $10 Pro Forma Adj. Revenue(1) Commentary

P R O J E C T I O N S VERRA MOBILITY IS WELL POSITIONED FOR ORGANIC GROWTH IN EXISTING AND NEW CATEGORIES BOTH INTERNATIONALLY DOMESTICALLY AND (Consumer Tolling) Opportunities Growth 31 VERRA MOBILITY Verra Mobility Projected Organic Growth 2018E – 2020E Product Key Revenue Drivers Tolling & Fleet Rental car product adoption driven by positive industry tailwinds: Increased cashless tolling Increased number of toll ways Increased congestion pricing on HOV and other roadways FMC vehicle enrollment growing at MSD with expanded sales efforts and outsourcing trends New product uniquely positioned to address needs of large consumer tolling market Modest consumer adoption with <1% total penetration of U.S. insured vehicles by 2020 Peasy Continued growth in the number of cameras: 60% win rate on RFP’s Verra Mobility StreetSafe and new legislation in Georgia opens new markets for speed cameras Increased focus on child safety in school zones and school bus stops Red light remains stable with strong cash flow Safety Automations LDD growth in the existing EPC business through country expansion 20% penetration of both the Tolling and Violations total addressable markets by 2020 with the addition of two key U.S. RAC’s and a global FMC into Europe European Total Organic Growth ($mm) $30 – $35 $13 – $15 $8 – $10 $18 – $20 $70 - $80 Growth (% CAGR) 6% – 8% NM 2% – 4% 45% – 55% 9% - 10%

IV. Transaction Summary VERRA MOBILITY

T R A N S A C T I O N S U M M A R Y TRANSACTION TERMS Pro Forma enterprise value of $2,404 million (11.0x 2018E Adj EBITDA) Pro Forma 2018E net debt / 2018E Adj EBITDA of 3.9x(1) Existing Verra Mobility shareholders to be paid $642 million cash consideration(3) and issued 65.2 million roll-over shares in Verra Mobility at close Existing Verra Mobility shareholders to receive an additional $100 million earnout to vest over 4 share price hurdles(4) Additional PIPE investors committed to participate via $400 million private placement; 10.7% of which will be committed to by Gores Holdings II sponsor and affiliated employees Completion of transaction is expected in Q3 2018 • • • • • • ($ in millions) Sources Gores Holdings II cash(3) PIPE investors (including the Gores Holdings II sponsor) Total sources $400 $400 $800 Uses Cash consideration(3) Debt re-payment Gores Holdings II transaction costs Total uses $642 $133 $25 Pro Forma enterprise value / Pro Forma Adj EBITDA 2018E Pro Forma Adj EBITDA $218.5 11.0x 3.9x(1) $800 2018E Pro Forma Net debt / 2018E Pro Forma Adj EBITDA 3.9x Existing shareholders, 42% 3.0x SPAC shareholders, 26% 2018PF At transaction close 2019E 2020E Gores Holdings II / affiliated employees, 7% Additional PIPE investors, 25% Note: Some numbers may not tie due to rounding. (1) (2) Pro Forma net debt at close of $852mm based on pre-transaction debt of $1,036mm and $51mm cash balance as well as $133mm debt repayment. Pro forma share count includes 40.0mm from Gores Holdings II public shares, 11.2mm from Gores Holdings II sponsor and affiliated employees, 65.2mm from the seller's roll-over equity stake, and 38.8mm shares from the PIPE investors. 4.6mm of the 43.5mm total PIPE shares will be subscribed for by Gores Holdings II sponsor and affiliated employees. Additionally, Gores Holdings II sponsor has 6.5mm of Founder shares. The pro forma share count excludes earnout to existing Verra Mobility shareholders of 10.0mm shares. Assumes no Gores Holdings II stockholder has exercised its redemption rights to receive cash from the trust account. This amount will be reduced by the amount of cash used to satisfy any redemptions. Existing Verra Mobility shareholders will receive 2.5mm shares at each of the following share prices: $13.00, $15.50, $18.00 and $20.50. Reflects outstanding net debt of $715mm as of 2019E, and $570mm as of 2020E. Assumes a nominal share price of $10.00. (3) 33 VERRA MOBILITY (4) (5) (6) 2.2x Illustrative Post-transaction Ownership Breakdown(6) Pro Forma Net Debt to Pro Forma Adj. EBITDA Progression(5) ($ in millions, except per share values) Pro Forma for transaction close Gores Holdings II illustrative share price $10.00 Pro Forma shares outstanding (millions)(2) 155.2 Total equity value $1,552 Pro Forma net debt $852 Pro Forma enterprise value $2,404 Sources & Uses Pro Forma Valuation

T R A N S A C T I O N S U M M A R Y VERRA MOBILITY HAS BEST-IN-CLASS CASH FLOW CHARACTERISTICS GROWTH, MARGIN AND FREE Revenue EBITDA Revenue CAGR EBITDA CAGR EBITDA Average = 9.7% EBITDA Average = 9.7% Revenue Average = 7.5% Revenue Average = 8.0% Average = 39.9% Average = 40.8% Average = 31.9% Average = 36.2% Recurring Revenue Transaction Processing Note: Market data as of September 2018. Recurring Revenue peer set includes Equifax, TransUnion and Verisk Analytics. Transaction Processing peer set includes Fidelity National Information Services, Fiserv, FleetCor Technologies, Global Payments, Total System Services and WEX. EBITDA margin represents EBITDA / Revenue. Free cash flow defined as (EBITDA – CapEx). FCF margin represents FCF / Revenue. Source: Wall Street Research, Company information. 34 VERRA MOBILITY 58.6% $373 $219 48.5% $3,468 $1,167 $2,460 $960 39.6% $2,403 $1,151 34.7% $8,520 58.8% $3,161 $5,827 43.3% $2,207 $3,949 $1,374 38.3% $3,816 $1,345 37.5% $2,404 $1,378 36.0% $1,469 $628 34.4% 10.1% 8.3% 50.3% 9.7% 11.8% 38.6% 6.9% 8.2% 32.2% 5.6% 8.3% 26.3% 10.8% 11.3% 54.0% 10.6% 12.8% 37.6% 9.9% 12.9% 32.9% 7.1% 9.3% 32.4% 5.0% 5.4% 31.4% 3.5% 6.1% 30.0% 2018E Free Cash Flow Margin (%) 2018E EBITDA Margin (%) 2018E – 2020E Revenue and EBITDA CAGR (%) 2018E Revenue and EBITDA ($)

T R A N S A C T I O N S U M M A R Y VERRA MOBILITY REPRESENTS A UNIQUE AND ATTRACTIVE INVESTMENT OPPORTUNITY AT A COMPELLING VALUATION Average = 15.8x Average = 14.8x Average = 17.9x Average = 16.1x Average = 17.9x Average = 22.4x Average = 16.3x Average = 19.6x Recurring Revenue Transaction Processing Note: Market data as of September 2018. USD in millions. Verra Mobility valuation assumes a TEV of $2,404mm and pro forma net debt at close of $852mm based on pre-transaction debt of $1,036mm and $51mm cash balance as well as $133mm debt repayment. Recurring Revenue peer set includes Equifax, TransUnion and Verisk Analytics. Transaction Processing peer set includes Fidelity National Information Services, Fiserv, FleetCor Technologies, Global Payments, Total System Services and WEX. Free cash flow defined as (EBITDA – CapEx). 35 VERRA MOBILITY (1) Source: Wall Street Research, Company information. 12.8x 11.0x 24.2x 19.5x 22.5x 18.6x 20.6x 16.0x 19.8x 17.0x 19.5x 16.7x 19.0x 16.7x 17.9x 15.9x 16.9x 15.9x 15.6x 13.8x 11.2x 10.2x 21.5x 18.0x 20.3x 16.7x 18.4x 14.8x 18.9x 16.1x 17.6x 15.2x 16.7x 14.8x 16.3x 14.7x 15.0x 14.1x 14.5x 13.0x TEV / 2019E Free Cash Flow(1) TEV / 2018E Free Cash Flow(1) TEV / 2019E EBITDA TEV / 2018E EBITDA

Appendix VERRA MOBILITY

A P P E N D I X ADJ. REVENUE RECONCILIATION Amortization of contract incentive payment. Amount stepped down in 2017 due to purchase accounting adjustments following Platinum’s purchase. This is a non-recurring adjustment and is not expected going forward A• B• Pre-acquisition results for Sunshine in 2016, which now comprises much of the Title & Registration business A B 37 VERRA MOBILITY (1) Represents sale of equipment and product installation. ($ in millions) 2015 2016 2017 Verra Mobility Reported Services Revenue $193.3 $212.5 $228.2 Adjustments: Non-cash Amortization of Contract Incentive 1.8 1.8 0.3 Sunshine Pre-acquisition Results 9.9 0.8 0.0 ATS Adjusted Services Revenue 205.1 215.2 228.5 ATS Reported Product Revenue(1) 10.3 18.2 3.9 ATS Total Adjusted Revenue $215.4 $233.4 $232.4 HTA Reported Revenue $70.5 $88.3 $103.7 EPC Reported Revenue $10.6 $11.1 $12.6 Total Pro Forma Adjusted Revenue $296.4 $332.8 $348.7 Adjustment Detail Adj. Revenue Reconciliation

A P P E N D I X ADJ. EBITDA PRE-EPC RECONCILIATION – VERRA MOBILITY, PRE-HTA AND Adjustment to add back deal fees incurred in relation to Platinum’s acquisition of ATS in May 2017, as well as the acquisition of HTA. Includes acquisition services to advisors, professional fees and other expenses A• B• One-time costs including costs for strategy consultants, procurement optimization and IT optimization C• Sponsor management fees paid to Platinum D• Adjustments related to performance goals reached subsequent to 2014 acquisition within the Commercial Services segment E• Severance related to prior executive team •F Adjustment for amortization of a tolling contract with a major RAC A B C D E F 38 VERRA MOBILITY Note: EPC financial information above is presented in accordance with International Financial Reporting Standards and not presented in accordance with United States Generally Accepted Accounting Principles. ($ in millions) 2015 2016 2017 Net Income $11.4 $29.0 $19.5 Definitional Adjustments: Depreciation and amortization 37.2 33.8 45.7 Interest expense, net 2.1 2.7 21.7 Income taxes 3.8 18.7 (29.4) Total definitional adjustments $43.1 $55.2 $38.0 Reported EBITDA $54.6 $84.2 $57.5 Adjustments: Transaction and other related expenses 0.0 1.2 32.0 Transformation expenses 0.0 0.0 3.9 Sponsor Fees and expenses 0.0 0.0 4.2 Acquisition earn-out 4.3 0.0 0.0 Non-recurring Severance 2.1 0.0 0.0 Non-cash amortization of contract inducement 1.8 1.8 0.3 Total adjustments 8.2 2.9 40.4 Adjusted EBITDA $62.7 $87.1 $97.9 Adjustment Detail Adj. EBITDA Reconciliation

A P P E N D I X ADJ. EBITDA RECONCILIATION – HTA A• Seller expenses related to legal, M&A, travel, entertainment and non-business activities B• Add-back for the cash-to-GAAP adjustment for a $6 million incentive payment to a RAC in 4Q 2017. Should be capitalized, but flows through to the P&L in the HTA’s accounting cash-based system C• Non-cash gain / loss the sale of cameras HTA’s toll funding is charged on a credit card and the cash points are given to the seller for personal expenses. Following the acquisition by HTA, the cash rewards will be given to the Company, consistent with Verra Mobility’s current practice D• HTA has never capitalized internal labor related to software development, despite significant personnel investment in such. Pro forma estimate to conform to Verra Mobility‘s accounting going forward E• A B •F Includes adjustments for items such as a new tag vendor deposit, customer billing correction, a change in merchant processing fees and credit card processing rebates C D E F 39 VERRA MOBILITY ($ in millions) 2015 2016 2017 Net Income $48.6 $60.7 $67.6 Definitional Adjustments: Depreciation and amortization 0.4 1.4 2.1 Interest expense, net (0.0) 0.0 0.1 Income taxes 0.3 0.3 0.4 Total definitional adjustments $0.7 $1.7 $2.6 Reported EBITDA $49.4 $62.4 $70.2 Adjustments: "Extraordinary" adjustments - primarily Seller expenses 0.0 0.0 2.5 Contract Incentive - Non-Cash Amortization 0.0 0.0 2.3 (Gain)/Loss on Sale of Equipment, net 0.0 0.3 0.0 Pro Forma CC Rebates 2.3 2.7 3.5 Capitalized internal labor 2.0 2.0 2.0 Other 0.0 0.0 0.4 Total adjustments 4.3 5.0 10.7 Adjusted EBITDA $53.7 $67.4 $80.9 Adjustment Detail Adj. EBITDA Reconciliation

A P P E N D I X ADJ. EBITDA RECONCILIATION – EPC Non-recurring discretionary employee and transaction bonuses related to a change in control event A• B• Legal fees associated with the appointment of additional directors to the Company's board. This expense is non-recurring in nature C• EBITDA fees paid to the previous board of directors. This items will not recur due to the change in control A B C 40 VERRA MOBILITY Note: The financial information above is presented in accordance with International Financial Reporting Standards and not presented in accordance with United States Generally Accepted Accounting Principles. ($ in millions) 2015 2016 2017 Net Income $2.9 $2.3 $3.6 Definitional Adjustments: Depreciation and amortization 0.0 0.0 0.0 Interest expense, net (0.1) (0.0) (0.0) Income taxes 0.8 0.4 1.0 Total definitional adjustments $0.8 $0.4 $1.0 Reported EBITDA $3.7 $2.7 $4.6 Adjustments: Extraordinary expenses add back 0.0 1.3 0.3 Legal fees – appointment of new directors 0.0 0.0 0.0 Board of directors fees add back 0.1 0.0 0.0 Total adjustments 0.1 1.3 0.3 Adjusted EBITDA $3.8 $4.0 $5.0 Adjustment Detail Adj. EBITDA Reconciliation

A P P E N D I X COMBINATION OF VERRA MOBILITY & HTA IS EXPECTED TO DELIVER SYNERGIES OF $8M – $12M EBITDA IN 2018 ($18mm – $21mm RUN-RATE) (1) Marketing at over-the-counter (OTC) customer locations is currently in effect for Verra Mobility and will now be expanded to HTA customers with limited to no additional marketing expense. Revenue synergy shown in $mm EBITDA and corresponds to ~$6 – 7mm and $10 – 11mm of in-year and run-rate top line growth respectively. Expect to realize $2 – 3mm and $6 – 7mm of in year synergies by 6/30/18 and 9/30/18 respectively. 41 VERRA MOBILITY (2) (3) ~$3mm $4 – 5mm $1 – 3mm $3 – 4mm $1 – 2mm ~$2mm <$1mm ~$2mm $8 – 12mm(3) $18 – 21mm $8mm $18mm Cost Credit card processing fees: Renegotiate payment processing fees and credit card company rebates based on combined entity spend SG&A: Reduce staffing levels based on overlap/duplication and productivity improvement initiatives OPEX & Procurement: Leverage combined entity scale to negotiate more favorable pricing for contracted staff, purchased goods & services IT: Simplify IT systems, infrastructure & support expense through combination & rationalization of licenses, software, & hardware cost Total Included in the Plan The 2018E plan includes $8m of synergies, which will be realized The 2018E plan also includes an additional $10m of pro forma adjustments for actions taken during 2018, but not yet realized ~$3mm(2) ~$7 – 8mm(2) Synergy Description Revenue Transponders: Increase transponder install programs Marketing: Roll out over-the-counter (OTC) marketing efforts for combined entity customers(1) Cross-sell: Expand product offerings to recently acquired customers Toll-differential: Capture best negotiated toll authority pricing across transponder & video tolling rates Contra-revenue (leakage): Implement best practices to reduce bad debt revenue loss from unmatched / unbilled tolls 2018 in year Run-rate ($mm EBITDA)

VERRA MOBILITY v A '7.., VElmA MOBILITY